SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [    ]
Check the appropriate box:
[X   ] 	Preliminary Proxy Statement
[    ]  Confidential, for Use of the Commission Only
	(as permitted by Rule 14a-6(e) (2))
[    ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to section 240.14a-12

SEARCHHOUND.COM, INC.
.................................................................................
(Name of Registrant as Specified In Its Charter)
.................................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
		1) Title of each class of securities to which transaction applies:

			........................................................

		2)	Aggregate number of securities to which transaction
		applies:

			........................................................

		3)	Per unit price or other underlying value of transaction
		computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

			........................................................

		4)	Proposed maximum aggregate value of transaction:

			........................................................

		5)	Total fee paid:

			........................................................

[   ]	Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and
identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
	................................................................

2) 	Form Schedule or Registration Statement No.:
	........................................................................
3) 	Filing Party:
	........................................................................
4) 	Date Filed:
	........................................................................


PROXY CARD:

SEARCHHOUND.COM, INC. (SRHN)
Annual Meeting
200 Main Street, Suite 305
Kansas City, Missouri  64105
http://www.searchhound.com


VOTE BY MAIL
Mark, sign and date your Proxy Form and return it in the postage-paid envelope we have provided.

CERTIFICATE NUMBER:




SENT TO:




RECEIVED FROM:

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS

NUMBER OF SHARES HELD:




ANNUAL MEETING OF STOCKHOLDERS,
APRIL 30, 2002

The undersigned hereby appoints Dave Mullikin and Bradley N. Cohen, and each of them, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the Annual Meeting of Stockholders of SearchHound.com, Inc. (the "Company"), to be held on April 30, 2002, commencing at 9:00 a.m. Central Daylight Time, at 200 Main Street, Lobby Conference Room, Kansas City, Missouri 64105 and at any and all adjournments and postponements thereof, according to the number of votes which the undersigned would possess if personally present, for the purpose of considering and taking action upon the following, as more fully set forth in the Proxy Statement of the Company dated April 1, 2002.
		1.	Approval of the persons nominated to serve on the Board
		of Directors until the next Annual Meeting or until as such director resigns or is otherwise removed from the Board of Directors.

		FOR		AGAINST			ABSTAIN

		2.	Ratification of the selection by the Board of Directors
		of the Company of the firm Clevenger and Haywood CPA, P.C. to serve as the independent auditors of the Company in 2002

		FOR		AGAINST			ABSTAIN

		3.	Approval and adoption of an amendment to Article of
		Incorporation of the Company to increase number of authorized shares of common stock from 50,000,000 shares to 80,000,000 shares.

		FOR		AGAINST			ABSTAIN

		4.	Approve and Adoption of an amendment to Articles of
		Incorporation of the company to change the name from SearchHound.com, Inc. to I2 Global, Inc.

		FOR		AGAINST			ABSTAIN

		5.	In their discretion with respect to such other business
		as properly may come before the meeting or any adjournments or postponements thereof.


		THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE ABOVE PROPOSALS.


Dated: 					, 2002
Signature


Print Name and Social Security # or E.I.N.


Signature if held jointly


Print Name and Social Security # or E.I.N.	Please sign exactly as name(s)
appear on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN

THIS PROXY CARD USING THE ENCLOSED ENVELOPE




SEARCHHOUND.COM, INC.
200 Main Street, Suite 305
Kansas City, Missouri 64105
(816) 960 3777

April 5, 2002

Dear Shareholder:
You are cordially invited to attend the Annual Meeting (the "Meeting") of Shareholders which will be held on April 30, 2002, at 9:00 a.m. Central Daylight Time, at 200 Main Street, Lobby Conference Room, Kansas City, Missouri 64105. The enclosed notice of meeting identifies each business item for your action. These items and the vote the Board of Directors recommends are:

	Item							Recommended Vote
1.	Approve management's proposed slate of directors;	FOR
2.	Ratification of Clevenger and Haywood CPA, P.C.
	as independent auditors;							FOR
3.	Approve an amendment to the Company's Articles of
	Incorporation, as amended, to increase the number of
	authorized shares of common stock; and				FOR
4.	Approve an amendment to the Company's Articles of
	Incorporation, as amended, to change the name of the
	Company to "I2 Global, Inc."						FOR


The Company has also included a Proxy Statement that contains more information about these items and the Meeting.

If you plan to attend the Meeting, please mark the appropriate box on your proxy card to help the Company plan for the Meeting. You will need an admission card to attend the Meeting, which you can obtain as follows:

If your shares are registered in your name, you are a shareholder of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the Meeting. If your shares are in the name of your broker or bank, your shares are held in street name. You will need to check the box on the proxy card stating that you will be attending the Meeting, or ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the Meeting.

If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the Meeting so that the Company can verify your ownership of the Company's stock and admit you to the Meeting. However, you will not be able to vote your shares at the Meeting without a legal proxy.
Your vote is important, regardless of the number of shares you own. The Company encourages you to vote by proxy so that your shares will be represented and voted at the Meeting even if you cannot attend. All shareholders can vote by written proxy card.

EACH SHAREHOLDER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

Sincerely,

DAVE MULLIKIN,
PRESIDENT AND CHIEF EXECUTIVE OFFICER

SEARCHHOUND.COM, INC.
200 Main Street, Suite 305
Kansas City, Missouri 64105
(816) 960 3777

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
       SEARCHHOUND.COM, INC.:

The 2002 Annual Meeting (the "Meeting") of Shareholders of SearchHound.com, Inc., a Nevada corporation (the "Company"), will be held at 200 Main Street, Lobby Conference Room, Kansas City, Missouri 64105 on April 30, 2002, at 9:00 a.m. Central Daylight Time, for the following purposes:

1.	To approve management's proposed slate of directors to hold office until
	the next Annual Meeting of Shareholders, or until their respective successors have been elected or appointed;
2.	To ratify the appointment of Clevenger and Haywood CPA, P.C. as
	independent auditors of the Company to serve for the calendar year ending December 31, 2002;
3.	To approve an amendment to the Company's Articles of Incorporation, as
	amended, to increase the number of authorized shares of common stock;
	and
4.	To approve an amendment to the Company's Articles of Incorporation, as
	amended, to change the name of the Company to "I2Global, Inc."
5.	To transact such other business as may properly come before the Meeting
	and at any adjournments or postponements of the Meeting (collectively, the "Management's Proposals").

The Board of Directors set April 2, 2002, as the record date for the Meeting. This means that owners of the Company's common stock at the close of business on that date are entitled to (1) receive notice of the Meeting and (2) vote, or exercise voting rights through a voting trust, as the case may be, at the Meeting and any adjournments or postponements of the Meeting. The Company will make available a list of holders of record of the Company's common stock as of the close of business on April 2, 2002, for inspection during normal business hours at the offices of the Company, 200 Main Street, Suite 305, Kansas City, Missouri 64105 for ten business days prior to the Meeting. This list will also be available at the Meeting.


By Order of the Board of Directors


BRADLEY N. COHEN
Secretary
Kansas City, Missouri
April 5, 2002



SEARCHHOUND.COM, INC.
200 Main Street, Suite 305
Kansas City, Missouri 64105
(816) 960 3777

April 5, 2002
PROXY STATEMENT
FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 30, 2002

The Board of Directors of SearchHound.com, Inc., a Nevada corporation (the "Company"), furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2002 Annual Meeting of Shareholders of the Company. The Meeting will be held at 200 Main Street, Lobby Conference Room, Kansas City, Missouri 64105, on April 30, 2002, at 9:00 a.m. Central Daylight Time, subject to adjournment or postponement thereof (the "Meeting"). The proxies also may be voted at any adjournments or postponements of the Meeting. This Proxy Statement and the accompanying form of proxy are first being mailed to the shareholders of the Company on or about April 8, 2002.

Voting and Revocability of Proxies

All properly executed written proxies delivered pursuant to this solicitation (and not revoked later) will be voted at the Meeting in accordance with the instructions of the shareholder. Below is a list of the different votes shareholders may cast at the Meeting pursuant to this solicitation.

-	In voting on the election of the management's proposed slate of directors to serve until the next Annual Meeting of Shareholders, Shareholders may vote in one of the three following ways:

	1.	in favor of all nominees,
	2.	withhold votes as to all nominees, or
	3.	withhold votes as to specific nominees.

-	In voting on the ratification of the appointment of Clevenger and
Haywood CPA, P.C. as independent auditors of the Company to serve for the calendar year ending December 31, 2002 and the approval of the proposed amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock and change the name of the company, shareholders may vote in one of the three following ways:

	1.	in favor of the item,
	2.	against the item, or
	3.	abstain from voting on the item.

Shareholders should specify their choice for each matter on the enclosed form of proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of management's proposed slate of directors as set forth herein, FOR ratification of the appointment of Clevenger and Haywood CPA, P.C., FOR approval of an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock and FOR approval of an amendment to the Company's Articles of Incorporation, as amended, the change the name of the Company to "I2Global, Inc."

In addition, if other matters come before the Meeting, the persons named in the accompanying form of Proxy will vote in accordance with their best judgment with respect to such matters. A shareholder submitting a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Meeting, by giving written notice to the Company's Secretary bearing a later date than the proxy or by giving a later dated proxy. Any written notice revoking a proxy should be sent to: SearchHound.com, Inc, Attention: Dave Mullikin, 200 Main Street, Suite 305, Kansas City, Missouri 64105. Proxies signed by brokers with no further statements indicated on the proxy and shares as to which proxy authority has been withheld with respect to any matter will be counted for quorum and for purposes of determining the number of shares entitled to vote on a matter. Broker non votes (proxies where the broker has added statements such as "non vote," "no vote" or "do not vote") are not counted for quorum or for purposes of determining the number of shares entitled to vote on a matter. The presence in person or by proxy of the holders of the shares representing a majority of all outstanding shares will constitute a quorum. Approval of all of the items will require the favorable vote of a majority of the shares represented and entitled to vote at the Meeting.

Record Date and Share Ownership

Owners of record of shares of the Company's common stock at the close of business on April 2, 2002 (the "Record Date") will be entitled to vote at the Meeting or adjournments or postponements thereof. Each owner of record of the Company's common stock on the Record Date is entitled to one vote for each share of common stock so held.

As of the close of business on April 2, 2002, there were 30,619,826 shares of common stock outstanding entitled to vote at the Annual Meeting (all such shares being referred to herein as the "shares" and all holders thereof being referred to as the "shareholders" of the Company). A majority of the shares must be present, in person or by proxy, to conduct business at the Meeting.
The Board of Directors of the Company has unanimously approved all four Proposals. In addition, the directors, and executive officers (together with their immediate family members) of the Company have advised the Board of Directors that they intend to vote in favor of all four Proposals. As of April 2, 2002, such directors and executive officers (together with their immediate family members) held approximately 2,003,056 shares of the Company Common Stock, or approximately 6.54%, of the shares of the Company Common Stock issued, outstanding and eligible to vote at the Annual Meeting.

HOUSEHOLDING

Under rules recently adopted by the SEC, we are permitted to deliver a single set of any proxy statement, information statement, annual report and prospectus to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each shareholder will continue to receive a separate proxy card or voting instruction card.

The Company is not householding this year for those shareholders who hold their shares directly in their own name. If you share the same last name and address with another Company shareholders who also holds his or her shares directly, and you would each like to start householding for the Company's annual reports, proxy statements, information statements and prospectuses for your respective accounts, then please contact us at SearchHound.com, Inc., 200 Main Street, Suite 305, Kansas City, Missouri 64105, Attention: Dave Mullikin, President,
(816) 960-3777 ext 20.

This year, some brokers and nominees who hold Company shares on behalf of shareholders may be participating in the practice of householding proxy statements and annual reports for those shareholders. If your household received a single proxy statement and annual report for this year, but you would like to receive your own copy this year, please contact us at SearchHound.com, Inc., 200 Main Street, Suite 305, Kansas City, Missouri 64105, Attention: Dave Mullikin, President, (816) 960-3777 ext 20, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another shareholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single set of the Company's disclosure documents, please contact ADP and inform them of your request by calling them at (800) 542-1061, or contact ADP as described in the voting instruction card you received from your broker or nominee.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of documents mailed at least 30 days after receipt of your revocation.


TABLE OF CONTENTS

1. THE ANNUAL MEETING													4
2.  COST OF PROXY SOLICITATION											5
3.  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS						6
 	Section 16(a) Beneficial Ownership Reporting Compliance				6
4.  EXECUTIVE OFFICERS													7
5.  PROPOSAL 1 - ELECTION OF DIRECTORS									9
6.  PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS		10
7.  PROPOSAL 3 - APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO	11
      INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK			16
8.  PROPOSAL 4 - APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION		11
      TO CHANGE THE NAME OF THE COMPANY
9.  DESCRIPTION OF CAPITAL STOCK										12
10. SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING					12




THE ANNUAL MEETING

Purpose Of The Annual Meeting

This Proxy Statement is being furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting (the "Meeting") to be held on April 30, 2002, at 200 Main Street, Lobby Conference Room, Kansas City, Missouri 64105, at 9:00 a.m. Central Daylight Time.

At the Meeting, the holders of the Company Common Stock will be asked to:

(i)	approve the proposed slate of directors of the Company;
(ii)	approve the selection of Clevenger and Haywood CPA, P.C. as the
	Company's independent auditors for the year 2002;
(iii)	approve an amendment to the Company's Articles of Incorporation, as
	amended, to increase the number of authorized shares of common stock;
	and
(iv)	approve an amendment to the Company's Articles of Incorporation, as
	amended, to change the name of the Company to "I2 Global, Inc."

You are urged to read this Proxy Statement carefully in its entirety before deciding how to vote your shares of common stock.

Record Date; Number of Shares Outstanding

The Board of Directors of the Company has fixed the close of business on April 2, 2002 as the record date for determining which holders of Common Stock are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. Accordingly, only holders of record of the Company common stock at the close of business on such record date are entitled to notice of and to vote at the Meeting. At the close of business on the record date, there were 30,619,826 shares of the Company Common Stock issued, outstanding and entitled to vote, held by nine hundred forty-one (941) stockholders of record.
Quorum; Adjournment

The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of the Company common stock entitled to vote is necessary to constitute a quorum at the Meeting. If a quorum is not present at the time the Meeting begins, or if for any other reason the Board of Directors needs additional time to solicit proxies, the Meeting may be adjourned with a vote of the stockholders then present.

Vote Required

The affirmative vote of the holders of not less than a majority of the outstanding shares of capital stock of the Company is required to approve Proposal No. 1 concerning the approval of management's proposed slate of directors, Proposal No. 2 concerning the ratification of Clevenger & Haywood as the independent auditors of the Company for 2002, Proposal No. 3 concerning the amendment to the Articles of Incorporation, as amended, to increase the number of authorized common stock and Proposal No. 4 concerning the amendment to the Articles of Incorporation, as amended, to change the name of the Company to "I2 Global, Inc.." As of the Record Date, 30,619,826 shares of common stock of the Company were outstanding.

The Board of Directors of the Company has unanimously approved all three Proposals. In addition, the directors, and executive officers (together with their immediate family members) of the Company have advised the Board of Directors that they intend to vote in favor of all three Proposals. As of April 2, 2002, such directors and executive officers (together with their immediate family members) held approximately 2,003,056 shares of the Company Common Stock, or approximately 6.54% of the shares of the Company Common Stock issued, outstanding and eligible to vote at the Meeting.
Abstentions will have the effect of a vote against each Proposal. Non votes (defined for this purpose on an express declination to vote) will also have the effect of a vote against each Proposal.

Voting of Proxies

All shares of the Company Common Stock that are represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions indicated in such proxies.

If no instructions are indicated, such proxies will be voted FOR each of Proposals No. 1, 2, 3, and 4 and within the discretion of the proxy holder with respect to other matters properly brought before the Meeting.

Other Matters; Discretionary Voting

Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

Right to Revoke Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

-	filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;
-	duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or
-	attending the Meeting and voting in person (although attendance at the
Meeting will not in and of itself constitute a revocation of a proxy).
Any written notice revoking a proxy should be sent to: Dave Mullikin, SearchHound.com, Inc., 200 Main Street, Suite 305, Kansas City, Missouri 64105.

COST OF PROXY SOLICITATION

The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of your proxy. Our directors, officers and employees, who will receive no additional compensation for soliciting, may solicit your proxy by telephone or other means. The Company will pay ADP a fee of approximately $600 plus expenses and will reimburse brokers for costs they incur in mailing proxy materials.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
DIRECTORS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's voting securities (the "Common Stock"), as of April 2, 2002 by each person and group known to the Company to be the beneficial owner of more than 5% of its Common Stock.

Name and Address of 		Amount and Nature of  	    Percent of Class(1)
Beneficial Owner		Beneficial Ownership (1)

Brett Warner			2,000,000	     	    6.53

Cohen Capital 			4,850,000 (2)	    	15.84
Technologies



The following table sets forth, with respect to the Company's voting securities (Common Stock) as of April 2, 2002, (i) shares beneficially owned by all directors (current and nominee) and named executive officers of the Company, and
(ii) total shares beneficially owned by all executive officers and directors as a group.


Name and Address of 		Amount and Nature of 	     Percent of Class(1)
Beneficial Owner		Beneficial Ownership (1)

Dave L. Mullikin			1,070,065		3.49%
Brad N. Cohen				  712,991		2.33%
John Flanders, Jr.			  110,000		 .36%
Art Fillmore, II			  110,000		 .36%
Directors/Officers
as a group (4)				2,003,056		6.54%



Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's equity securities, and to provide copies of such reports to the Company. Based solely upon a review of such reports furnished to the Company for fiscal 2001 and written representations to the Company that no other reports were required, the Company is not aware of any reports required to be filed with the SEC under Section 16(a) that were filed late or not filed by the Company's officers or directors with respect to fiscal 2001.

Compensation of Directors.

External Board Members
Initial Appointment:  	25,000 Shares (restricted) and 50,000 Shares
			(S-8 unrestricted).
Annually:  		50,000 shares (restricted) per quarter issued in
			December prorated for the current year.  $500 cash (or
			S-8 stock if cash flows preclude cash payment) for each Quarterly "in person" Board meeting.

Internal Board Members
Initial Appointment. No additional compensation. Quarterly: 50,000 shares (restricted).

(1) Pursuant to applicable rules of the Securities and Exchange Commission, "beneficial ownership" as used in this table means the sole or shared power to vote shares (voting power) or the sole or shared power to dispose of shares (investment power). Unless otherwise indicated, the named individual has sole voting and investment power with respect to the shares shown as beneficially owned. In addition, a person is deemed the beneficial owner of those securities not outstanding which are subject to option, warrants, rights or conversion privileges if that person has the right to acquire beneficial ownership within sixty days.

(2) Brad N. Cohen is a 50% beneficial owner of Cohen Capital Technologies.


EXECUTIVE OFFICERS

Each executive officer listed in the foregoing table is appointed by the Board of Directors annually and will serve until reappointed or until his or her successor is appointed and qualified. The following information relating to the Company's executive officers is with respect to their ages, principal occupations and positions during the past five years and other biographical information.

Name			Age	Principal Occupation

Dave L. Mullikin	47	President, CEO, Director
Brad N. Cohen		31	Executive Vice President, Secretary, Director


Dave L. Mullikin was appointed and placed under employment contract as President and Chief Executive Officer of SearchHound.com 2000, Ltd. effective April 27, 2000. Mr. Mullikin's contract was adopted by the Board on July 12, 2000 and he became the President and Chief Executive Officer of SearchHound.com, Inc. and a member of the Board of Directors for the Company.
Mr. Mullikin has held a variety of executive positions within the healthcare, finance and consumer goods and services industries and is an active board member in a variety of professional and non-profit organizations. Most recently, Mullikin was co-founder and managing partner of Solutions.com, LLC, a start-up consulting service business that focused on business plan development, process improvement, market and competitive assessment, e-commerce business development and organizational structure. Prior to starting his own business, he was COO and a board member at HealthCore Medical Solutions, a publicly held NASDAQ small cap company marketing healthcare services through brokers and e-commerce. Under his guidance, he recruited a management team, successfully managed all SEC reporting and compliance requirements, investor relations, repositioned the product, and introduced an e-commerce distribution channel linking vendors, customers and marketers through its Web site strategy. He began his career in healthcare management as a senior executive with Blue Cross Blue Shield of Kansas City, where he was responsible for all operations related to its 700,000 members. Later he was the CEO-Blue Advantage Plus, which is the Medicaid HMO for the plan in both Kansas and Missouri. Mr. Mullikin also served as a corporate officer and vice president of Sales and Operations with Transamerica Insurance Finance, where he oversaw sales, operations, systems, and customer service.

Upon graduation from Oklahoma City University, Mullikin joined the General Electric Management Development Program. During his fifteen years with GE and GE Capital, Mr. Mullikin held progressively more responsible positions in finance, operations, customer service, and management, eventually becoming an Executive Bank with the company. Additionally, he graduated from GE's Financial Management Program, a 30-month academic program for senior managers. He also traveled on GE Company's Corporate Audit Staff, participated in many executive level training programs at GE's Crotonville campus, and attended The Wharton School for Sales Force Management including a European market study involving early stage e-commerce initiatives.

Brad N. Cohen was appointed to the Board of Directors of the Company on July 12, 2000. Mr. Cohen was appointed and placed under employment contract as Executive Vice President of the Company on September 1, 2000. Mr. Cohen was the Co-founder of SoloSearch.com, Inc., which was acquired by SearchHound.com, Inc. on July 11, 2000 and acted in a senior management position of SoloSearch.com, Inc. and assisting in the transition of SearchHound.com 2000, Ltd. until his appointment September 1, 2000.

Mr. Cohen brings a wealth of technology and entrepreneurial experience to his leadership role with the company and was the co-founder of SoloSearch.com. An entrepreneur since college, Mr. Cohen has founded and managed more than five successful technology ventures over the past seven years and has a deep understanding of the Internet start-up marketplace. In 1998, Cohen co-founded Cohen Capital Technologies (CCT) to invest in innovative Internet technologies and to create commercial enterprises around these technologies. Under Mr. Cohen's management, Cohen Capital Technologies founded Neural Technologies, LLC, a software development company based on the only known Instantaneously Trained Neural Network Algorithm. This company also developed the artificial intelligence that powers SearchHound.com's search technology. CCT is currently a holding company for strategic investments. Prior to CCT, Cohen launched Real Information Systems (RIS), one of the nation's first web development companies focused on resort markets in North America. RIS developed several high profile web sites, including the official web site for Pope John Paul II during his visit to the U.S. in 1995. In 1995, RIS merged with another company to create Real Education, one of the first companies to offer online/distance education programs. As president of the newly merged company, Cohen managed all software/web development, and business operations. Real Education, now called eCollege (NASDAQ: ECLG), was an innovator in offering accredited four-year college degrees, doctoral degrees, master's degrees, and continuing education for Realtors and dentists over the Internet. While with Real Education, he acquired and ran Colorado.Net (http://www.colorado.net), building it into the largest Internet service provider on the Western Slope of Colorado. He also built CUOnline.edu (http://cuonline.edu), the University of Colorado's portal for all of its online degree programs. Mr. Cohen started his first company, Trident Industries, while in college. The company manufactured blank sportswear apparel for the screen-printing and embroidery industry and worked with contract plants in India, Nepal, Bangladesh and China. The company was sold to his partner and is still a successfully operating company based in Kansas City. Mr. Cohen received a BA from the University of Missouri in Marketing and Political Science.

Executive Compensation. The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 (determined as of the end of the last year) for the years ended December 31, 2001, 2000 and 1999.


Summary Compensation Table


						Long Term Compensation
Annual Compensation
				Awards Payouts
Name and
Principal 	Year	Salary	Bonus	Other 	Restrict.Securities LTIP All
Position			($)		($)Annual Stock Underlying
Payouts OthComp.Award(s)Options	(4)	Comp	($)($)	/ SARs(#)
($)

Dave
L.
Mullikin
President,
CEO, 		2001	233,910.25	6,309.95
acting CFO, 2000	130,325.00  	-0-
Board 		1999	n/a		n/a

Bradley
N.
Cohen
vice pres,	2001	212,500.00	4,842.27
Board Sec.	2000	141,677.00	-0-
			1999	n/a		n/a

In addition the Company issued pursuant to authorized and in force employment agreements, 100,000 shares of Common Stock to Brad Cohen and 100,000 shares of Common Stock to Dave Mullikin.

Because no options, stock appreciation rights or Long-Term Incentive Plans have been granted to any of the executive officers as of December 31, 2001, the information and tables otherwise required by this Item which relate to such forms of compensation has been omitted.

ELECTION OF DIRECTORS

(Item 1)

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Board of Directors' nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the current board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified. Each nominee to the board of directors will serve until the next annual meeting of stockholders, or until his or her earlier resignation, removal from office, death or incapacity.
The following table sets forth the names and ages of all current directors of the Company, and all persons nominated or chosen to become directors along with their position, offices and term:

Name of Nominee			Age		Position with
Director Since					the Company

Dave L. Mullikin		47		Director/President/CEO
	2000
Bradley N. Cohen		31		Director/Exec Vice President
	2000
John C. Flanders, Jr.	33		Director
	2000
Art Fillmore			54		Director
	2000

Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Dave L. Mullikin, Brad N. Cohen, John C. Flanders, Jr. and Art Fillmore to our board of directors. It is the intention of the persons named in the enclosed proxy to vote the proxies for the election of the nominees named below, unless otherwise specified.
Set forth below is certain information with respect to each of the nominees for director of the Company:

Dave L. Mullikin
Mr. Mullikin was appointed and placed under employment contract as President and Chief Executive Officer of SearchHound.com 2000, Ltd. effective April 27, 2000. Mr. Mullikin's contract was adopted by the Board on July 12, 2000 and he became the President and Chief Executive Officer of SearchHound.com, Inc. and a member of the Board of Directors for the Company. Please find an overview of Mr. Mullikin's prior experience and positions described under the Section entitled "Executive Officers."

Brad N. Cohen
Mr. Cohen was appointed to the Board of Directors of the Company on July 12, 2000. Mr. Cohen was appointed and placed under employment contract as Executive Vice President of the Company on September 1, 2000. Please find an overview of Mr. Cohen's prior experience and positions described under the Section entitled "Executive Officers."

John C. Flanders, Jr.
Mr. Flanders was elected to the Board effective July 12, 2000. Mr. Flanders serves as the Chief Executive Officer and Director of Tantivy Group, Inc. (formerly Digital Bridge, Inc.) following the acquisition by Digital Bridge of 24x7. Mr. Flanders is a recognized leader in new media technologies. He was formerly President and Chief Executive Officer of 24x7. Prior to May 31, 2000, Mr. Flanders was the Chief Technology Officer for GlobalNet Financial.com for over 18 months. Prior to joining GlobalNet, Mr. Flanders was founder and Chief Executive Officer of a leading, nationwide developer network, CyberJunction.com Online, Inc. Prior to launching CyberJunction, he served as Vice President Sales and Marketing at eMergingMedia, Inc., a San Francisco based interactive agency. He also served in a management capacity at NETCOM Online Communications Services and THOR24. Before joining the technology industry, he was President and Chief Operating Officer of Flanders, Brunetti and Flanders Investment Management, Inc. Mr. Flanders currently serves on the Boards of Directors of WiseCapital.com, Inc. and StoreChoice.com, Inc., a convenience shopping portal.

Arthur Fillmore
Mr. Fillmore, after receiving his B.A. in Political Science with Honors, 1968, and his J.D. in 1975, from University of Missouri in Columbia, was admitted to practice law in the state of Missouri, the United States District Court for the Western District of Missouri, and United States Tax Court. Mr. Fillmore has practiced at such prestigious firms as Craft Fridkin & Rhyne, Fillmore & Griffin, Perry, Hammill & Fillmore, Condon & Fillmore, and Gage & Tucker. Mr. Fillmore's current practice focuses on mergers and acquisitions, corporate and commercial transactions, securities laws, and international trade. In addition to representing numerous closely held and publicly traded corporations, he also represents numerous technology companies in the start up and growth stages, negotiating capital infusions from investment banking and venture capital firms.

THE BOARD OF DIRECTORS OF THE COMPANY DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
(Item 2)

For 2001, Clevenger and Haywood CPA, P.C. served as the independent auditors for the Company and audited the financial statements of the Company including reports to the stockholders and others. The Board of Directors has selected and appointed Clevenger and Haywood CPA, P.C. as the independent auditors for the Company for the year ending December 31, 2002. A representative of Clevenger & Haywood CPA, P.C. is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement and is expected to be available to respond to appropriate questions from stockholders.

Audit Fees. The aggregate fees for professional services billed by Clevenger and Haywood CPA, P.C. in connection with their audit of the Company's financial statements and reviews of the financial statements included in our Quarterly Reports on Form 10 Q for the 2001 fiscal year were approximately $29,000.
All Other Fees. The aggregate fees for all other services billed to the Company by Clevenger and Haywood CPA, P.C. in the 2001 fiscal year were approximately $4,600.

The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by Proxy at the Annual Meeting is necessary for the approval of the selection of independent auditors. The Board of Directors recommends that the stockholders vote for the following resolution which will be presented at the Annual Meeting:

"RESOLVED, that the selection by the Board of Directors of Clevenger and Haywood CPA, P.C. as the Company's independent auditors for the year ending December 31, 2002 be, and hereby is, ratified."

THE BOARD OF DIRECTORS OF THE COMPANY DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 2.

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(Item 3)

The Company's shareholders are asked to act upon a proposal to amend the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 shares to 80,000,000 shares. Pursuant to this proposal, the first sentence of Article Three of the Company's Articles of Incorporation, as amended, is amended in its entirety to read as follows:

The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 80,000,000 shares of common stock
("Common Stock") having a par value of $.001 per share.
The Company's Articles of Incorporation, as amended, currently authorizes the Company to issue up to 50,000,000 shares of common stock. As of April 2, 2002, the Company had outstanding 30,619,826 shares of common stock. The Board of Directors believes the proposed increase in the authorized number of shares of common stock is necessary to provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing environment.

The additional shares of common stock would be available for issuance from time to time and for such purposes as the Board of Directors may deem advisable without further action by the shareholders, except as may be required by applicable laws or regulations. These purposes may include future financings or acquisitions. Notwithstanding the above, the Board of Directors has no immediate plans, intentions, or commitments to issue additional shares of common stock for any purpose, including rendering more difficult or discouraging a merger, tender offer, proxy contest or other change in control of the Company. Unless deemed advisable by the Board of Directors, no further share owner authorization would be sought for the issuance of such shares.
The Board of Directors has no immediate plans or commitments to issue any additional shares of common stock in excess of the amount currently authorized. However, the Board of Directors believes that an increase in the number of authorized shares would provide the Company with the ability to issue such additional new shares of common stock should the opportunity be presented in the future.

Each additional share of common stock authorized by the amendment to Article Three of the Articles of Incorporation, as amended, described in this proposal would have the same rights and privileges under the Articles of Incorporation, as amended, as each share of common stock currently authorized. Shareholders have no preemptive rights with respect to common stock and the issuance of common stock, other than on a pro rata basis, would result in dilution of a shareholder's interest.

THE BOARD OF DIRECTORS OF THE COMPANY DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 3.


APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY

(Item 4)


The Company's Shareholders are asked to act upon a proposal to amend the Company's Articles of Incorporation, as amended, to change the name of the Company form "SearchHound.com" to "I2 Global, Inc., Inc." Management of the Company believes that that the name "I2 Global, Inc." more accurately reflects the business of the Company.
THE BOARD OF DIRECTORS OF THE COMPANY DEEMS PROPOSAL NO. 4 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 4.



DESCRIPTION OF CAPITAL STOCK

The Company's authorized capital stock consists of 50,000,000 shares of common stock, $.001 par value. Holders of the Company's common stock have no preemptive or other subscription rights.
As of April 2, 2002, there were 30,619,826 shares of the Company's common stock outstanding and approximately nine hundred forty-one holders of record of the Company's common stock.
The holders of the Company's common stock are entitled to one vote per share on all matters submitted to a vote of the shareholders. Holders of the Company's common stock do not have cumulative voting rights. Therefore, holders of more than 50% of the shares of the Company's common stock are able to elect all directors eligible for election each year. The holders of common stock are entitled to dividends and other distributions out of assets legally available if and when declared by the Company's board of directors. Upon the Company's liquidation, dissolution or winding up, the holders of the Company's common stock are entitled to share pro rata in the distribution of all of the Company's assets remaining available for distribution after satisfaction of all liabilities, including any prior rights of any preferred stock which may be outstanding. There are no redemption or sinking fund provisions applicable to the Company's common stock.
The transfer agent and registrar for the common stock is Madison Stock Transfer, Inc. P.O. Box 290-145, Brooklyn, New York 11229-0145.

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the 2003 Annual Meeting and have it included in our proxy statement must submit the proposal in writing to Dave Mullikin, President and Chief Executive Officer, SearchHound.com, Inc, 200 Main Street, Suite 305, Kansas City, Missouri 64105. We must receive the proposal no later than December 4, 2002.
Shareholders intending to present a proposal at the 2003 Annual Meeting, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act"). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive notice of such proposal for the 2003 Annual Meeting no later than December 4, 2002. If the notice is after December 4, 2002, it will be considered untimely and we will not be required to present it at the 2003 Annual Meeting. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

DAVE MULLIKIN
President and Chief Executive Officer

Kansas City, Missouri
April 4, 2002